Exhibit 99.2

First Quarter 2011 Review April 18, 2011 Speakers: Henry Meyer Beth Mooney Jeff Weeden

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key's financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Key's actual results to differ materially from those described in the forward-looking statements can be found in KeyCorp's Annual Report on Form 10-K for the year ended December 31, 2010, which has been filed with the Securities and Exchange Commission and is available on Key's website (www.key.com/ir) and on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward- looking statements. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE

Capital Actions - First Quarter 2011 Repurchased TARP Capital (CPP Preferred): $2.5 billion Eliminates $125 million of annual preferred dividends Successful completion of capital issuance $625 million common equity (25% of CPP Preferred) $1.0 billion senior unsecured debt offering Notified U.S. Treasury of intent to repurchase warrants Dividend increase to be considered by Board of Directors at May meeting

Savings through 1Q11 Savings Goal PPNR Net interest Income 317 300 360 Noninterest Income 75 Significant Progress on Keyvolution Keyvolution Cost Savings (a) Highlights Keyvolution focused on business simplification, process improvement & demand management From 4Q08 to 1Q11, $317 million in annual run rate savings were achieved Personnel costs were reduced by $205 million related to headcount reductions of over 2,300 Non-personnel expense declined by $112 million, including occupancy, communications & travel Continued focus on disciplined expense management will drive further cost saves (a) Before one-time costs and investments. $317 $ in millions $300 - $375

Improved credit quality (1Q11 vs. 4Q10) NPLs down $183 million (1.82% of period-end loans) NPAs down $249 million (61% decrease from peak level in 3Q09) NCOs declined to $193 million (decreased 5 consecutive quarters) Asset sales continue near Key's carrying values Risk management Capital remains strong -Tier 1 common equity: 10.70% Superior reserve coverage: 2.83% allowance to period-end loans Core funded institution: Loan to deposit ratio of 91% 1Q11 EPS (continuing operations): $.21 Lower expense levels through Keyvolution and other cost initiatives Financial performance Strong balance sheet Investor Highlights - First Quarter 2011 Refocused business model - stronger alignment between Community Bank and Corporate Bank Momentum in the business - new client acquisition and growth Leveraging strong balance sheet - continuing to invest in businesses Delivering on growth initiatives Key remains focused on what it does best: Serving customers and small/midsize businesses through its relationship-based banking model

Financial Summary - First Quarter 2011 Capital (b) Asset Quality (a) Financial Performance (a) Metrics Income (loss) from continuing operations attributable to Key common shareholders $.21 $.33 $(.11) Net interest margin (TE) 3.25% 3.31% 3.19% Return on average total assets 1.32 1.53 (.26) TE = Taxable equivalent, EOP = End of Period (a) From continuing operations. (b) From consolidated operations. (c) 3-31-11 ratios are estimated. 1Q11 4Q10 1Q10 Tier 1 common equity (c) 10.70% 9.34% 7.51% Tier 1 risk-based capital (c) 13.44 15.16 12.92 Tangible common equity to tangible assets 9.16 8.19 7.37 Book value per common share $9.58 $9.52 $9.01 Net loan charge-offs to average loans 1.59% 2.00% 3.67% NPLs to EOP portfolio loans 1.82 2.13 3.69 NPAs to EOP portfolio loans + OREO + Other NPAs 2.23 2.66 4.31 Allowance for loan losses to period-end loans 2.83 3.20 4.34 Allowance for loan losses to NPLs 155.03 150.19 117.43

(a) Continuing operations, unless otherwise noted. (b) Ending balances; loans & loans held for sale (excluding education loans in the securitization trusts) to deposits (excluding deposits in foreign office). (c) Consolidated operations. Key's Targets for Success (a) KEY Business Model KEY Metrics KEY 1Q11 Targets Action Plans Core funded Loan to deposit ratio (b) (c) 91% 90-100% Improve risk profile of loan portfolio and grow relationships Improve deposit mix and grow deposit base Returning to a moderate risk profile NCOs to average loans 1.59% 40-50 bps Focus on relationship clients Exit noncore portfolios Limit concentrations Focus on risk-adjusted returns Growing high quality, diverse revenue streams Net interest margin 3.25% >3.50% Improve funding mix Focus on risk-adjusted returns Grow client relationships Leverage Key's total client solutions and cross-selling capabilities Growing high quality, diverse revenue streams Noninterest income to total revenue 43% >40% Improve funding mix Focus on risk-adjusted returns Grow client relationships Leverage Key's total client solutions and cross-selling capabilities Creating positive operating leverage Keyvolution cost savings $317 million implemented $300-$375 million Improve efficiency and effectiveness Leverage technology Change cost base to more variable from fixed Executing our strategies Return on average assets 1.32% 1.00-1.25% Execute our client insight-driven relationship model Lower credit costs Improved funding mix with lower cost core deposits Keyvolution savings

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Foreign Deposits DDA 12.4 13.604 14.655 14.941 15.644 15.949 16.841 16.479 NOW/Money Market 24.1 24.444 24.91 24.722 25.27 25.783 27.047 27.004 Savings 1.8 1.799 1.801 1.828 1.883 1.885 1.873 1.907 CD's < $100K 14.9 14.749 13.753 12.611 11.309 9.648 8.664 7.982 CD's > $100K 13.5 12.771 11.675 10.538 9.485 7.635 6.341 5.628 Total 66.8 67.367 66.794 64.64 63.591 60.9 60.766 59 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Loans / Deposits 1.01 0.95 0.91 0.88 0.88 0.862 0.8473 0.8511 Discontinued 0.06 0.06 0.07 0.05 0.05 0.056 0.056 0.057 Total Loans 1.07 1.01 0.98 0.93 0.93 0.918 0.903 0.9076 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Commercial & Industrial 23.7 21.502 19.347 18.421 17.418 16.705 16.354 16.151 CRE - Comml Mtg 11.9 10.946 10.358 10.087 10.108 9.634 9.38 9.13 CRE - Construction 5.5 5.834 5.246 4.537 3.773 3.165 2.531 2.031 Leasing 4.6 4.505 4.484 4.41 4.2 4.226 4.314 4.359 Home Equity 10.3 10.192 10.101 9.967 9.838 9.711 9.582 9.453 Other Consumer 2.9 2.932 2.965 2.964 2.973 2.997 3.006 2.967 Exit Portfolios 9.8 8.92 8.033 7.243 6.7 6.129 5.662 5.22 Total Loans 68.7 64.83 60.533 57.628 54.953 52.566 50.829 49.312 Average Deposits Home equity Leasing CRE - construction CF&A CRE - Mortgage Average Loans $ in billions Other consumer CDs > $100K CDs < $100K Savings DDA NOW/MMDA $ in billions Exit portfolios Continuing operations Discontinued operations (a) Ending balances; loans & loans held for sale (excluding education loans in the securitization trusts) to deposits (excluding deposits in foreign office). 90% 93% 93% 92% Loan to Deposit Ratio (a) $57.6 $55.0 $64.6 $60.9 $63.6 $60.8 $59.0 91% Core Funded and Focused on Relationship Businesses

CF&A CRE - mtg CRE - const Leasing Home equity Other consumer Exit Exit Portfolios 126 106 157 21 47 65 29.5 CF&A 24% CRE - mortgage 20% CRE - construction 30% Other consumer 13% Home equity 9% Net Charge-offs by Loan Type Net Charge-offs 1Q10 = $522 million Net Charge-offs 1Q11 = $193 million Substantial Reduction in Net Charge-offs $ in millions CF&A CRE - mtg CRE - const Leasing Home equity Other consumer Exit Exit Portfolios 32 43 30 11 38 39 21 Leasing 4% CF&A 17% CRE - mortgage 22% CRE - construction 15% Other consumer 20% Home equity 20% Leasing 6% (a) Exit portfolio NCOs are included in the individual loan types listed above

Nonperforming Assets Net Charge-offs & Provision for Loan Losses NPLs NPLs to period-end loans 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Net Loan Charge-offs 502 587 708 522 435 357 256.2 193 NCO to Avg Loans 0.0293 0.0359 0.0464 0.0367 0.0318 0.0269 0.02 0.0159 Provision for Loan Losses 823 733 756 413 228 94 -97 -40 NCOs Provision for loan losses NCOs to average loans Allowance for Loan Losses Allowance to Nonperforming Loans CONTINUING 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Allowance for Loan Losses 2339 2485 2534 2425 2219 1957 1604 1372 ALL to period end loans 0.0348 0.04 0.0431 0.0434 0.0416 0.0381 0.032 0.0283 Allowance for loan losses ALLL to period-end loans CONTINUING 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ALLL to nonperforming loans 1.07 1.0852 1.1587 1.1743 1.303 1.4264 1.502 1.5503 $ in millions $ in millions $ in millions NPLs held for sale, OREO & other NPAs Key expects NCOs and NPAs to continue to decline in 2011 NCOs decreased by 63% NPAs decreased by 55% ALLL decreased by 43% 1Q10 2Q10 3Q10 4Q10 1Q11 NPLs 2065 1703 1372 1068 885 NPLs/PE Loans 0.0369 0.0319 0.0267 0.0213 0.0182 NPLs HFS, OREO, Other 363 383 429 270 204 Total 2428 2086 1801 1338 1089 $2,428 $2,086 Significant Improvement in Asset Quality

Net Interest Margin (TE) TE = Taxable equivalent (a) Average balances, excludes time deposits and deposits in foreign office. 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 738 738 684 664 595 591 613 637 632 623 647 635 604 NII Adjustments 34 838 18 0 15 738.4 738 684 642 595 591 613 637 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0281 0.0288 0.027 0.0245 0.0238 0.023 0.0237 0.0253 0.0271 0.027 0.0293 0.0291 0.0288 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0329 0.0332 0.0317 0.0287 0.0279 0.0277 0.0287 0.0304 0.0319 0.0317 0.0335 0.0331 0.0325 $ in millions Continuing Operations Net interest margin Net interest spread Net interest income Highlights Net Interest Margin (TE) Trend Average CD Balances and Cost $ in billions 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Total CDs 28.5 27.52 25.4 23.149 20.8 17.3 15.005 13.61 Rate on CDs 0.0372 0.0356 0.0344 0.033 0.0313 0.0282 0.0269 0.0266 Average rate on CDs Total average CDs Net interest margin up 6 bps compared to 1Q10 Improved funding mix has reduced cost of deposits Positioned to benefit from rising rates Approximately 3.4% increase in net interest income from a 200 bps increase in rates CDs decreased by 41% Non-time Deposits (a) & Cost of Interest-bearing Deposits 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Nontime deposits 37 39 40 41 41.5 42.8 43.6 45.8 45.4 Rate on CDs 0.022 0.022 0.02 0.018 0.017 0.016 0.013 0.011 0.0102 Cost of interest-bearing deposits Non-time deposits Non-time deposits increased by 9% $ in billions

Enhancing Noninterest Income Areas of Focus Noninterest Income and % of Total Revenue 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Noninterest Income 706 382 469 450 492 486 526 457 Noninterest Income / Total Revenue 0.55 0.3894 0.424 0.4158 0.4413 0.4289 0.453 0.431 Noninterest income Noninterest Income to total revenue $ in millions Diverse Noninterest Income - 1Q11 Regional Commercial REC & Corp Bank Institional & Capital Markets Equipment Finance Other Noninterest Income 35 5.9 13.3 27.6 6.8 11 Regional Banking 35% Commercial Banking 6% Real Estate Capital and Corporate Banking Services 13% Equipment Finance 7% Institutional and Capital Markets 28% Targeting specific high-opportunity client segments in our Corporate Bank - using the balance sheet strategically Leveraging investment banking and capital markets opportunities Continuing to build out Private Banking platform and Key Investment Services Improving alignment of products and services across organization - business decisions based on highest value to clients and Key Evaluating response to Dodd-Frank for potential offsets to lost revenue Other 11%

Focused Expense Management Noninterest Expense and Average FTEs 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Noninterest Expense 855 901 871 785 769 736 744 701 Average FTEs 16937 16436 15973 15772 15665 15584 15424 15301 Noninterest expense Average FTEs $ in millions Highlights Implemented $317 million run rate of Keyvolution cost savings through 1Q11 FDIC assessment expense expected to decline by $30 - $60 million in 2011 Key expects quarterly noninterest expense to be in the range $700 - $725 in 2011 Lowering Noninterest Expense Base (a) (a) Noninterest expense excludes provision (credit) for losses on lending-related commitments and intangible asset impairment. $ in millions

1Q11 Pre-Provision Net Revenue Pre-Provision Net Revenue Trend Pre-Provision Net Revenue (a) and ROAA (b) (a) Net interest income plus taxable-equivalent adjustment and noninterest income less noninterest expense. (b) From continuing operations. 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 ROA -0.0162 -0.0094 -0.0026 0.0044 0.0093 0.0153 0.0132 Return on Average Assets 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 PPNR 142 235 297 346 397 417 360 $ in millions $ in millions Total revenue Noninterest expense PPNR Net interest Income 604 330 360 Noninterest Income 457 371 Net interest income 57% Noninterest income 43% Personnel expense 53% Non-personnel expense 47%

4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Tangible Common Equity 0.0658 0.0685 0.0632 0.0629 0.0595 0.0606 0.0735 0.0758 0.0756 0.0737 0.0765 0.08 0.0819 0.0916 Capital Raise Total Tangible Common Equity - Peer Median 0.0559 0.0568 0.0575 0.0574 0.0487 0.0518 0.0632 0.0619 0.0608 0.0645 0.0681 0.0711 0.0736 Peer Median 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0807 0.0861 0.0934 0.107 Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 0.0036 0.0037 0.0037 0.0038 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0291 0.0299 0.0307 0.0314 Qualifying capital securities 0.025 0.0235 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0215 0.022 0.0225 0.0231 0.0236 Allowance for Loan losses 0.0122 0.0126 0.0126 0.0126 0.0127 0.0129 0.0129 0.013 0.0129 0.0128 0.0127 0.0127 0.0126 Qualifying LTD 0.0279 0.0261 0.0259 0.0264 0.0269 0.0281 0.0275 0.029 0.0286 0.029 0.0265 0.0269 0.0265 Total RBC 0.1234 0.1241 0.124 0.1482 0.1518 0.1667 0.1665 0.1695 0.1707 0.178 0.1822 0.1912 0.1735 Total RBC - Peer Median 0.1136 0.1197 0.1215 0.1448 0.143 0.1508 0.1575 0.154 0.1468 0.1514 0.1561 0.1555 Qualifying common Convertible preferred Capital purchase program Capital securities Qualifying ALLL/unfunded comm. Qualifying LTD Tier 1 Common Equity (a) Tangible Common Equity to Tangible Assets Total Risk-Based Capital (a) Tier 1 Risk-Based Capital (a) (a) 3-31-11 ratio is estimated. 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0807 0.0861 0.0934 0.107 Capital Raise Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 0.0036 0.0037 0.0037 0.0038 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0291 0.0299 0.0307 0.0314 0 Qualifying Securities 0.025 0.0234 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0215 0.022 0.0225 0.0231 0.0236 Tier 1 0.0833 0.0853 0.0855 0.1092 0.1122 0.1257 0.1261 0.1275 0.1292 0.1362 0.143 0.1516 0.1344 Tarp Tier 1 - Peer Median 0.0764 0.0822 0.0835 0.106 0.1092 0.1109 0.116 0.1155 0.1141 0.1185 0.1198 0.1195 Strong Capital Ratios 1Q10 2Q10 3Q10 4Q10 1Q11 Tier I common 0.0751 0.0807 0.0861 0.0934 0.107 Capital Raise Total Tangible Common Equity - Peer Median 0.0748 0.0778 0.0802 0.0873

Appendix

Available for Sale Securities Highlights 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Avg. Securities Available for Sale 8.36 12.154 15.937 16.312 17.285 20.276 21.257 21.159 Average Yield 0.0437 0.04 0.0382 0.0373 0.0363 0.0343 0.0327 0.0318 Average AFS securities Average yield $ in billions High Quality Investment Portfolio Portfolio composed of Agency or GSE backed: GNMA, Fannie & Freddie No private label MBS or financial paper Average portfolio maturity at March 31, 2011: 3.2 years Unrealized net gain of $366 million on available-for-sale securities portfolio at 3/31/11 March CMO sale of $1.5 billion in connection with loss of CRE escrow deposits (brings quarter-end total down to $19.4 billion)

N/M = Not Meaningful (a) Net charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value. (b) 3-31-11 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value. Credit Quality Credit Quality by Portfolio $ in millions

12/31 loans Exit port. runoff / paydown Loans charged off Net decrease 3/31 loans 1 50.107 49.808 49.509 48.552 48.552 2 0.299 0 0 3 0.232 0.95 CF&A and Leasing Total Loans Total Consumer Total Commercial Real Estate 1Q11 Loan Activity $50.1 $48.6 $(.2) $(.3) $(1.0) 12/31 loans Exit port. runoff / paydown Loans charged off Net decrease 3/31 loans 1 22.9 22.8 22.7 22.6 22.6 2 0.1 0 0 3 0.1 0.1 $22.9 $22.6 $(.1) $(.1) $(.1) 12/31 loans Exit port. runoff / paydown Loans charged off Net decrease 3/31 loans 1 11.6 11.5 11.35 10.6 10.6 2 0.1 0 0 3 0.15 0.7 $11.6 $10.6 $(.1) $.0 $(.9) 12/31 loans Exit port. runoff / paydown Loans charged off Net decrease 3/31 loans 1 15.6 15.5 15.4 15.3 15.3 2 0.1 0 0 3 0.1 0.1 $15.6 $15.3 $(.1) $(.1) $(.1) (a) (a) (a) (a) Numbers may not cross foot due to rounding. (a) Exit portfolio runoff / paydown excludes net charge-offs. Decline in loan balances primarily due to reducing Commercial Real Estate exposure $ in billions $ in billions $ in billions $ in billions

Commercial Real Estate by Property Type and Geography (a) Nonresidential land and development loans. N/M = Not Meaningful Commercial Real Estate Loans - 3/31/11 $ in millions (a)

NOO Cons NOO Mort OO Real Estate 8154 4311 5267 NOO Cons NOO Mort OO Real Estate 1581 5559 3511 Owner-occupied 30% Nonowner-occupied construction 46% Total Outstanding Balances at 3/31/11 = $10.7 billion Total Outstanding Balances at 12/31/07 = $17.7 billion Commercial Real Estate loan balances decreased by 40% since 2007 Commercial Real Estate Transformation Nonowner-occupied commercial mortgage 24% Owner-occupied 33% Nonowner-occupied construction 15% Nonowner-occupied commercial mortgage 52%

(a) Nonresidential land and development loans. Commercial Real Estate Commercial Real Estate Credit Quality $ in millions (a)

(a) Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 79%, which compares to 76% at the end of the fourth quarter of 2010. Community Bank - Home Equity Exit Portfolio - Home Equity $ in millions, except average loan size $ in millions, except average loan size (a) (a) Home Equity Loans - 3/31/11

Exit Loan Portfolio Trend (Excluding Discontinued Operations) Exit Loan Portfolio $ in millions (a) Includes the business aviation, commercial vehicle, office products, construction and industrial leases, Canadian lease financing portfolios; and all remaining balances related to lease in, lease out; sale in, sale out; service contract leases; and qualified technological equipment leases. (b) Includes loans in Key's consolidated education loan securitization trusts. 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 Exit loan portfolio 9473 8449 7574 6965 6357 5846 5388 5048 $ in millions Exit Loan Portfolio

Credit Quality Trends Quarterly Change in Criticized Outstandings (a) Delinquencies to Period-end Total Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 30 - 89 Day % 0.014927407 0.010743022 0.011673193 0.016884342 0.018746125 0.016097161 0.017222806 0.015882968 0.011420314 0.011435595 0.012900417 0.009505319 0.009763 90+ Day % 0.003611772 0.004734788 0.004222169 0.005671193 0.006220191 0.008224649 0.006032238 0.005637825 0.007767317 0.004505662 0.002961795 0.004768096 0.003151 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 % Change 0.4166 -0.0836 0.1711 0.4151 0.3512 0.0283 -0.0204 -0.0808 -0.0095 -0.1276 -0.1429 -0.1668 -0.1124 30 - 89 days delinquent 90+ days delinquent (a) Loans and leases outstanding 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11